EXHIBIT 17.1

Edouard Prous
Dallas, Texas

TO:	Board of Directors EVCARCO, Inc.

RE: Current Report, Form 8-K

Gentlemen:

I agree with the statements made on the Form 8-K regarding my resignation.

/Edouard Prous/

Dallas, Texas
March 27, 2012